Exhibit 10.2

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of May 28, 2009, by the several banks and other financial institutions or entities identified on the signature pages hereof, WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the several banks and other financial institutions or entities who are from time to time a party to the below referenced Credit Agreement (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”), and EINSTEIN NOAH RESTAURANT GROUP, INC., a Delaware corporation (formerly known as New World Restaurant Group, Inc.) (“Borrower”) with reference to the following:

W I T N E S S E T H

WHEREAS, Borrower, the Administrative Agent and the several banks and other financial institutions or entities party thereto are parties to that certain Amended and Restated Credit Agreement, dated as of June 28, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower has requested that the Administrative Agent and the Required Lenders consent to the amendment of the Credit Agreement as set forth below; and

WHEREAS, subject to the terms and conditions set forth herein, the Lender Group is willing to so consent to the amendment of the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

2. Amendments to Credit Agreement.

(a) The definition of “Replacement Equity” appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the words “(not constituting Indebtedness)” in the fifth line thereof and (ii) replacing the words “six years and six months” in the eighth line thereof with the words “five years and six months”.

(b) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined term in proper alphabetical order:

““Subordinated Replacement Debt”: the collective reference to any Indebtedness incurred by the Borrower after the Closing Date, the Net Cash Proceeds of which are used substantially and concurrently, after giving effect to any required notice of redemption, to redeem all or a portion of the outstanding Series Z Preferred so long as (a) such Indebtedness is subordinated to the Obligations on terms and conditions reasonably acceptable to the Administrative Agent, (b) such Indebtedness does not mature prior to December 31, 2012, (c) the interest that accrues with respect to such Indebtedness prior to December 31, 2012 is payable solely in kind, which payable in kind interest is not payable in cash prior to December 31, 2012, and (d) such Indebtedness is otherwise on terms and conditions acceptable to the Administrative Agent.”

(c) Section 8.2 of the Credit Agreement is hereby amended by amending and restating clause (j) in its entirety as follows:

“(j) Indebtedness of the Borrower incurred on or after June 30, 2009 but not after June 30, 2012, constituting Subordinated Replacement Debt so long as (i) no Default or Event of Default has occurred and is continuing as of the date of the incurrence of such Indebtedness or would result from the incurrence of such Indebtedness, (ii) at the time of incurring such Indebtedness and on a pro forma basis immediately after giving effect to such Indebtedness, Borrower is and would be in compliance with the financial covenants set forth in Section 8.1, and (iii) Borrower delivers to the Administrative Agent a certificate of the chief financial officer of the Borrower, setting forth in reasonable detail the calculations required to establish compliance, at the time of incurring such Indebtedness and on a pro forma basis immediately after giving effect to such Indebtedness, with the financial covenants set forth in Section 8.1.”

(d) Section 8.9 of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

“8.9 Certain Payments and Modifications of Certain Debt Instruments.

(a) Amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Series Z Preferred or any Replacement Equity consisting of preferred stock (other than (i) any such amendment, modification, waiver or other change that (A) would extend or eliminate the scheduled redemption date or reduce the amount of any scheduled redemption payment or reduce the rate or extend any date for payment of dividends thereon and (B) does not involve the payment of a consent fee other than any consent fees paid in connection with the extension of the scheduled redemption date in an aggregate amount not exceeding $250,000 and (ii) amendments, modifications, waivers or other changes that are limited to administrative provisions of such documents);

(b) Make any payment in respect of any Indebtedness under the Coke Beverage Marketing Agreement or any other Indebtedness of the type described in clause (k) of the definition thereof, to the extent that, after giving effect thereto, the Available Revolving Commitment would be less than $2,000,000; or

(c) Amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Subordinated Replacement Debt other than as expressly permitted or otherwise not prohibited under the applicable subordination agreements relative to such Indebtedness, or directly or indirectly voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Subordinated Replacement Debt other than as expressly permitted or otherwise not prohibited under the applicable subordination agreements relative to such Indebtedness.”

(e) Section 8.12 of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

“8.12. Hedge Agreements. Enter into any Hedge Agreement, except (a) Hedge Agreements entered into in order to effectively cap, collar or exchange interest rates from floating to fixed rates with respect to any interest-bearing liability or investment of the Borrower or any of its Subsidiaries, and (b) Hedge Agreements that are unsecured and entered into in the ordinary course of business for the bona fide purpose of forward purchasing commodities at a fixed price in connection with Borrower’s and its Subsidiaries’ operations and not for speculative purposes.”

3. Consent. Subject to (i) the satisfaction of the conditions precedent set forth in Section 4 below and (ii) receipt of a true and correct copy of the below-referenced Series Z Agreement that satisfies the terms and conditions set forth below, and notwithstanding anything to the contrary in Section 8.6(c) or 8.9 of the Credit Agreement, the Administrative Agent and the Required Lenders hereby consent to Borrower entering into and performing its obligations under an agreement by and among the holders of shares of the Series Z Preferred and Borrower (the “Series Z Agreement”) to the extent that the Series Z Agreement contains the following term and other terms and conditions that are either (x) not inconsistent with the terms of the Credit Agreement and the other Loan Documents or (y) if not consistent with the terms of the Credit Agreement and the other Loan Documents, are otherwise reasonably satisfactory to Administrative Agent:

Section 4(c)(v) of the Certificate of Designation, Preferences and Rights of Series Z Preferred Stock (the “Certificate of Designation”) provides for dividends on the Series Z Preferred that accrue and are payable as increased Redemption Price (as defined in the Certificate of Designation) upon redemption of shares of the Series Z Preferred after June 30, 2009 (the “Existing Dividend”). The Series Z Agreement will provide that, to the extent that any shares of the Series Z Preferred have not been redeemed by June 30, 2010, (i) such shares of Series Z Preferred may accrue dividends from June 30, 2010 to the date that such Series Z Preferred are redeemed at a rate that is up to an additional 2.00 percentage points higher than the Existing Dividend (such that the total dividend rate for any such Series Z Preferred that has not been redeemed by June 30, 2010 does not exceed 4.50 percentage points higher than the highest rate paid by the Borrower on its funded indebtedness) (such total dividend rate, the “Increased Dividend”) and (ii) such Increased Dividend shall be paid and payable as increased Redemption Price upon redemption of shares of Series Z Preferred after June 30, 2010.

The Administrative Agent and the Required Lenders hereby consent and agree that, notwithstanding anything to the contrary in Section 7.2(d) of the Credit Agreement, a substantially final draft of the Series Z Agreement shall be required to be delivered to the Administrative Agent and each Lender only three Business Days prior to its effectiveness.

4. Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof, and this Amendment shall be effective as of the date upon which such conditions precedent shall be satisfied:

(a) Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Administrative Agent, and the Required Lenders, and the same shall be in full force and effect.

(b) Administrative Agent shall have received a reaffirmation and consent substantially in the form attached hereto as Exhibit A, duly executed and delivered by each Subsidiary Guarantor.

(c) The representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (or, to the extent that such representations and warranties relate solely to an earlier date, on and as of such earlier date).

(d) No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall immediately result from the consummation of the transactions contemplated herein.

(e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force and effect by any Governmental Authority against Borrower, any Subsidiary Guarantor, Administrative Agent, or any Lender.

5. Representation and Warranties. Borrower hereby makes each of the following representations and warranties to the Lender Group:

(a) The representations and warranties herein and in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (or, to the extent that such representations and warranties relate solely to an earlier date, on and as of such earlier date).

(b) No Default or Event of Default has occurred and is continuing on the date hereof, nor shall immediately result from the consummation of the transactions contemplated herein.

(c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force and effect by any Governmental Authority against Borrower or any Subsidiary Guarantor.

6. Expenses. Borrower agrees to pay all costs and expenses of Administrative Agent in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith, in each case to the extent set forth in the Credit Agreement. All obligations provided in this Section 6 shall survive any termination of this Amendment and the Credit Agreement.

7. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

8. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

9. Effect on Loan Documents.

(a) The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document. The waivers, consents and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Documents and shall not operate as a consent to any further or other matter under the Loan Documents.

(b) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

(d) This Amendment is a Loan Document.

10. Entire Agreement. This Amendment embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

EINSTEIN NOAH RESTAURANT GROUP, INC. (formerly known as NEW WORLD RESTAURANT GROUP, INC.), as Borrower

By:	/s/ Richard P. Dutkiewicz
Name: Richard P. Dutkiewicz
Title: Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO FOOTHILL, INC.,
as Administrative Agent

By:	/s/ James Belanger
Name: James Belanger
Title: Sr. Account Officer, VP

WELLS FARGO FOOTHILL, LLC, as a Lender

By:	/s/ James Belanger
Name: James Belanger
Title: Sr. Account Officer, VP

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
successor-in-interest by merger with LaSalle Bank National Association, as a Lender

By:	/s/ David R. Barney
Name: David R. Barney
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT]

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT]

E*TRADE BANK, as a Lender

By:	/s/ Matthew Geary
Name: Matthew Geary
Title: Sr. Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT]

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:	/s/ Matthew DeFranco
Name: Matthew DeFranco
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT]

THE CIT MIDDLE MARKET FUNDING COMPANY, LLC, as a Lender

By:	/s/ Mark A. Carlson
Name: Mark A. Carlson
Title: Senior Vice President – Corporate Treasury

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT]

ING CAPITAL LLC, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT]

BRENTWOOD CLO, LTD., as a Lender

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:
Name:
Title:

EASTLAND CLO, LTD., as a Lender

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:
Name:
Title:

GRAYSON CLO, LTD., as a Lender

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT]

STRATFORD CLO, LTD., as a Lender

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:
Name:
Title:

WESTCHESTER CLO, LTD, as a Lender

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT]

ALLIED IRISH BANKS, P.L.C., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT]

AIB DEBT MANAGEMENT LIMITED, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT]

Exhibit A

REAFFIRMATION AND CONSENT

Dated as of May 28, 2009

Reference is hereby made to that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated as of the date hereof (the “Amendment”), among the several banks and other financial institutions or entities identified on the signature pages thereof, Wells Fargo Foothill, Inc., a California corporation, as the lead arranger and administrative agent for the several banks and other financial institutions or entities from time to time party to the below referenced Credit Agreement (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”) and Einstein Noah Restaurant Group, Inc., a Delaware corporation (formerly known as New World Restaurant Group, Inc.) (“Borrower”). Capitalized terms used herein shall have the meanings ascribed to them in that certain Amended and Restated Credit Agreement dated as of June 28, 2007 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among Borrower and the Lender Group. Each of the undersigned hereby (a) represents and warrants that the execution and delivery of this Reaffirmation and Consent is within its powers, has been duly authorized by all necessary corporate action and is not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority applicable to it, or any Requirement of Law, will not result in or require the creation or imposition of any Lien of any nature whatsoever upon any of its properties or assets, other than the Liens permitted by Section 8.3 of the Credit Agreement, and will not require any approval of its equity holders, other than consents or approval that have been obtained and that are still in force and effect, (b) consents to the amendment of the Credit Agreement set forth in the Amendment and any waivers granted therein; (c) acknowledges and reaffirms all obligations owing by it to the Lender Group under any Loan Document to which it is a party; and (d) agrees that each Loan Document to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, the undersigned understands that the Lender Group shall have no obligation to inform the undersigned of such matters in the future or to seek the undersigned’s acknowledgement or agreement to future amendments, waivers or modifications and nothing herein shall create such a duty.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation and Consent as of the date first set forth above.

MANHATTAN BAGEL COMPANY, INC.

By:	/s/ Richard P. Dutkiewicz
Name: Richard P. Dutkiewicz
Title: Treasurer

CHESAPEAKE BAGEL FRANCHISE CORP.

By:	/s/ Richard P. Dutkiewicz
Name: Richard P. Dutkiewicz
Title: Treasurer

EINSTEIN AND NOAH CORP.

By:	/s/ Richard P. Dutkiewicz
Name: Richard P. Dutkiewicz
Title: Treasurer

EINSTEIN/NOAH BAGEL PARTNERS, INC.

By:	/s/ Richard P. Dutkiewicz
Name: Richard P. Dutkiewicz
Title: Treasurer

I. & J. BAGEL, INC.

By:	/s/ Richard P. Dutkiewicz
Name: Richard P. Dutkiewicz
Title: Treasurer

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT]